 Second Quarter 2014 Business Review  Jonathan W. Painter, President & CEOThomas M. O’Brien, Executive Vice President & CFO

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   Forward-Looking Statements  The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our expected future financial and operating performance, demand for our products, and economic and industry outlook. Our actual results may differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s quarterly report on Form 10-Q for the period ended March 29, 2014. These include risks and uncertainties relating to our dependence on process industries; significance of sales and operation of manufacturing facilities in China; oriented strand board market and levels of residential construction activity; commodity and component price increases or shortages; dependence on certain suppliers; international sales and operations; our acquisition strategy; our internal growth strategy; fluctuations in currency exchange rates; competition; soundness of suppliers and customers; our effective tax rate; future restructurings; soundness of financial institutions; our debt obligations; restrictions in our credit agreement; reliance on third-party research; protection of patents and proprietary rights; failure of our information systems or breaches of data security; fluctuations in our share price; and anti-takeover provisions. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   Use of Non-GAAP Financial Measures  In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenues excluding the effect of acquisitions and foreign currency translation, adjusted operating income, adjusted net income, adjusted diluted EPS, and adjusted earnings before interest, taxes, depreciation, and amortization.A reconciliation of those numbers to the most directly comparable U.S. GAAP financial measures is shown in our 2014 second quarter earnings press release issued July 28, 2014, which is available in the Investors section of our website at www.kadant.com under the heading Recent News.

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   BUSINESS REVIEW  Jonathan W. PainterPresident & CEO

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   Q2 2014 Financial Highlights  ($ Millions, except per share amounts)  Q2 2014  Q2 2013  % CHANGE  Revenue  $104.8  $82.2  27.6%  Gross Margin  43.0%  48.6%  n.m.  Operating Income  $12.0  $8.4  42.9%  Adjusted Operating Income  $12.7  $8.6  46.7%  Adjusted Operating Income % of Revenue  12.1%  10.5%  n.m.  Net Income1  $7.9  $5.8  36.3%  Adjusted EBITDA1  $15.4  $11.1  38.8%  Diluted EPS1  $0.70  $0.51  37.3%  Bookings  $114.9  $87.1  31.9%  Backlog  $128.9  $106.3  21.3%  1 From continuing operations.  Percent change calculated using actual numbers reported in our Q2 2014 earnings release dated July 28, 2014.

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   Q2 2014 Revenue By Product Line  ($ Millions)  Q2 2014  Q2 2013  % CHANGE  EXCL. FX  Stock-Preparation  $36.3  $28.5  27.2%  24.9%  Doctoring, Cleaning, & Filtration  28.2  27.7  1.9%  1.3%  Fluid-Handling  27.5  23.1  19.3%  17.6%  Wood Processing Systems  9.8  0.0  n.m.  n.m.  Fiber-based Products  3.0  2.9  3.8%  3.8%  TOTAL  $104.8  $82.2  27.6%  26.1%  Percent change calculated using actual numbers reported in our Q2 2014 earnings release dated July 28, 2014.

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   Q2 2014 Bookings By Product Line  Percent change calculated using actual numbers reported in our Q4 2013 earnings release dated February 19, 2014.  ($ Millions)  Q2 2014  Q2 2013  % CHANGE  EXCL. FX  Stock-Preparation  $45.5  $28.2  61.3%  59.7%  Doctoring, Cleaning, & Filtration  28.3  29.8  -5.0%  -6.1%  Fluid-Handling  24.8  26.8  -7.5%  -7.7%  Wood Processing Systems  13.7  0.0  n.m.  n.m.  Fiber-based Products  2.6  2.3  14.4%  14.4%  TOTAL  $114.9  $87.1  31.9%  31.0%

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   Bookings and Revenues  US$ (millions)

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   Parts and Consumables Bookings and Revenues  US$ (millions)

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   REGIONAL PERFORMANCE

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   North America Bookings and Revenues  US$ (millions)

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   Europe Bookings and Revenues  US$ (millions)

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   China Bookings and Revenues  US$ (millions)

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   South America Bookings and Revenues  US$ (millions)

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   Guidance for Continuing Operations  Q3 2014 GAAP diluted EPS of $0.52 to $0.54Q3 2014 revenues of $94 to $96 millionFY 2014 GAAP diluted EPS of $2.50 to $2.60FY 2014 revenues of $400 to $410 million

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   FINANCIAL REVIEW  Thomas M. O’BrienExecutive Vice President & Chief Financial Officer

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   Quarterly Gross Margins

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   Quarterly SG&A

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   2Q13 to 2Q14 Diluted EPS from Continuing Operations

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   Cash Flow  ($ Millions)  2Q14  2Q13  Income from Continuing Operations  $8.0  $5.8  Depreciation and Amortization  2.8  2.5  Stock-Based Compensation  1.4  1.3  Gain on Sale  -  (1.7)  Other Items  0.1  (0.2)  Change in Current Assets & Liabilities (excl. acquisitions)  (3.3)  3.4  Cash Provided by Continuing Operations  $9.0  $11.1

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   Key Working Capital Metrics    2Q14  1Q14  2Q13  Days in Receivables  61  68  70  Days in Inventory  92  110  103  Days in Payables  44  46  56

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   Working Capital and Cash Conversion Days    2Q14  1Q14  2Q13  Working Capital % LTM Revenues*  15.7%  15.4%  15.1%  Cash Conversion Days**  109 days  132 days  117 days  *Working Capital is defined as current assets less current liabilities, excluding cash, debt, and the discontinued operation.** Based on days in receivables plus days in inventory less days in accounts payable.

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   Cash and Debt  ($ Millions)  2Q14  1Q14  2Q13  Cash, cash equivalents, and restricted cash  $37.7  $57.2  $64.5  Debt  (28.2)  (42.9)  (16.0)  Net Cash  $9.5  $14.3  $48.5

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   Leverage Ratio  * Calculated by adding or subtracting certain items, as required by our Credit Facility, from Adjusted EBITDA. Under our new Credit Facility entered into on August 3, 2012 total debt is defined as debt less domestic cash of up to $25 million. For periods prior to 3Q12, total debt was not reduced for domestic cash.

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   Questions & Answers  To ask a question, please call 877-703-6107 within the U.S. or +1-857-244-7306 outside the U.S. and reference 83375884. Please mute the audio on your computer.

 * KAI 2Q14 Business Review–July 29, 2014© 2014 Kadant Inc. All rights reserved.   Q2 2014 Key Take-Aways  Record revenue, adjusted EBITDA, adjusted EPS, bookings, and backlogSolid contributions from our acquisitions and our existing businessesImproving market conditions in China and EuropeTiming of capital orders impacting full-year revenue and EPS guidance2014 expected to be a record-setting year for bookings, revenue, adjusted EBITDA, and adjusted EPS

 Second Quarter 2014 Business Review  Jonathan W. Painter, President & CEOThomas M. O’Brien, Executive Vice President & CFO